UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	March 30, 2006

OSHKOSH TRUCK CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	1-31371	39-0520270
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

P.O. Box 2566, Oshkosh, Wisconsin 54903
(Address of principal executive offices, including zip code)

(920) 235-9151
(Registrant’s telephone number, including area code)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

        On March 30, 2006, Oshkosh Truck Corporation issued a press release responding to market rumors. A copy of such press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.      Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being filed herewith:

(99.1)	Oshkosh Truck Corporation Press Release dated March 30, 2006.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSHKOSH TRUCK CORPORATION
Date: March 30, 2006	By: /s/ Charles L. Szews
Charles L. Szews
Executive Vice President and
Chief Financial Officer

OSHKOSH TRUCK CORPORATION

Exhibit Index to Current Report on Form 8-K
Dated March 30, 2006

Exhibit
Number

(99.1)	Oshkosh Truck Corporation Press Release dated March 30, 2006.